General

California Municipal

Bond Fund, Inc.

ANNUAL REPORT September 30, 2001




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             General California

                                                      Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for General California Municipal Bond Fund, Inc. covers the 12-month period from October 1, 2000 through September 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks and high yield bonds. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. However, municipal bonds have generally been one of the bright spots in an otherwise difficult investment environment. Although lower interest rates generally caused tax-exempt bond yields to fall, investors who allocated a portion of their overall investment portfolios to municipal bonds enjoyed the benefits of tax-exempt income and potential capital appreciation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did General California Municipal Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended September 30, 2001, the fund produced a 9.43% total return.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund' s benchmark, achieved a total return of 10.40% for the same period.(2) Additionally, the fund is reported in the Lipper California Municipal Debt Funds Category. Over the reporting period, the average total return for all funds reported in the category was 9.26%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund' s performance to a generally favorable environment for municipal bonds. Falling interest rates and surging demand supported tax-exempt securities prices. However, the fund was impacted by two external economic shocks: California's energy crisis and the September 11 terrorist attacks.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal and California state income taxes to the extent consistent with the preservation of capital.

To achieve this objective, we have constructed a portfolio designed to seek a consistently high income stream. We find such income opportunities through rigorous analysis of individual bond structures, paying particularly close attention to each bond' s yield, maturity and early redemption features. As a result, the fund is generally composed primarily of revenue bonds backed by the income generated from projects such as toll roads, transportation facilities, housing projects, hospitals and other issuers throughout California.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Over time, some high yielding bonds within the portfolio have matured or been redeemed by their issuers. We have generally attempted to replace these bonds with securities that offer higher than average income payments. This strategy is designed to help maximize income. We also look to upgrade the portfolio with bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we will usually sell bonds that are close to redemption or maturity, a strategy intended to protect the fund's net asset value. In addition, we conduct extensive credit analysis of our holdings in an attempt to avoid potential credit-rating downgrades.

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented a primary driver of the fund' s performance. The economy was already showing signs of deterioration when the reporting period began, and the Federal Reserve Board (the "Fed") took its first steps to stimulate economic growth by reducing short-term interest rates on the first business day of January 2001. The Fed eased short-term interest rates a total of eight times during the reporting period, reducing interest rates a total of 3.50 percentage points during the first nine months of 2001.

The fund was also influenced by two major economic shocks. The first, occurring in the second calendar quarter of 2001, was the California energy crisis. Rising energy prices and a flawed deregulation plan sent two southern California electric utilities into bankruptcy. As a result, prices on California securities fell temporarily as credit concerns mounted. However, bond prices returned to historical norms as the crisis abated. Fortunately, the fund held no bonds issued by electric utilities during the reporting period.

The second shock occurred on September 11, 2001, when terrorists attacked New York and Washington. This unexpected event sent an already faltering U.S. economy into recession. Investors concerned about a falling stock market, a weak economy and a newly unstable international political situation flocked to high
quality,    short-term

securities, including those from California issuers. This supported tax-exempt bond prices despite greater economic uncertainty.

Before the terrorist attacks, many of the fund's income-oriented holdings benefited from a narrowing of the yield differences among highly rated securities and lower rated securities. However, many of those same bonds were adversely affected by the tragic events of September 11 and this was especially true of airline holdings.

What is the fund's current strategy?

We are hopeful that the terror-related dislocations among airline bonds will be short-lived. Since these bonds were used to finance airport terminals and gates, not aircraft, they should recover as Americans once again become comfortable traveling.

Over the near term, we expect interest rates and tax-exempt yields to decline further as the Fed takes additional steps to reinvigorate the economy in the aftermath of September's terrorist attacks. The longer term outlook is currently unclear and depends, in our view, on the willingness of businesses and consumers to spend their way out of recession.

Because the outlook is uncertain, we currently are focusing on the maintenance of liquidity. Even before September 11, as California's bond market rebounded to higher price levels, we began to move to a more conservative posture. Recent events have only reinforced that stance.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET.

(3)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in General California
Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 9/30/01

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            9.43%              5.88%             6.59%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC. ON 9/30/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. UNLIKE THE FUND, THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CALIFORNIA MUNICIPAL OBLIGATIONS. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT





STATEMENT OF INVESTMENTS

September 30, 2001

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--90.1%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--84.2%

ABAG Finance Authority, Nonprofit Corporations

   MFHR (Central Park Apartments) 5.60%, 7/1/2038                                             5,000,000                5,107,800

Alameda County, COP (Various Financing Projects)

   6%, 9/1/2021 (Insured; MBIA, LOC; The Fuji Bank)                                           2,880,000                3,241,123

Allan Hancock Joint Community College District, COP

   7.625%, 10/1/2005                                                                            910,000                  947,110

Anaheim Public Financing Authority:

  LR (Public Improvements Project)

      Zero Coupon, 9/1/2019 (Insured; FSA)                                                    6,310,000                2,552,711

   Tax Allocation Revenue

      6.45%, 12/28/2018 (Insured; MBIA)                                                       6,000,000                6,937,320

California, Veterans 5.65%, 12/1/2024                                                         3,000,000                3,054,330

California Department of Veterans Affairs

   Home Purchase Revenue 5.50%, 12/1/2019                                                     2,355,000                2,389,830

California Educational Facilities Authority, Revenue

   (College & University Projects) 5.625%, 7/1/2023                                           1,275,000                1,202,440

California Health Facilities Financing Authority

  Revenue:

    (Cedars-Sinai):

         6.125%, 12/1/2030                                                                    2,000,000                2,164,760

         6.25%, 12/1/2034                                                                     4,250,000                4,635,730

      (Sutter Health) 6.25%, 8/15/2035                                                        2,250,000                2,413,508

      (Walden House) 6.85%, 3/1/2022                                                          3,225,000                3,335,198

California Housing Finance Agency:

  MFHR

      6.15%, 8/1/2022 (Insured; AMBAC)                                                        1,845,000                1,937,951

   SFMR:

      6%, 8/1/2016 (Insured; MBIA)                                                            2,000,000                2,133,040

      6.375%, 8/1/2027                                                                        2,250,000                2,390,805

California Pollution Control Financing Authority, PCR

   9.107%, 6/1/2014                                                                           4,500,000  (a,b)         5,701,725

California Statewide Communities Development Authority:

  COP:

    (Catholic Healthcare West)

         6.50%, 7/1/2020                                                                      3,500,000                3,696,245

      (Motion Picture & Television Fund)

         6.45%, 1/1/2022 (Insured; AMBAC)                                                     3,200,000                3,477,792

   Special Facilities LR (United Airlines, Inc.):

      8.431%, 10/1/2033                                                                       4,285,000  (a,b)         2,121,718

      5.625%, 10/1/2034                                                                       2,700,000                1,990,035

      8.282%, 10/1/2034                                                                       1,445,000  (a,b)           685,089

      6.25%, 10/1/2035                                                                        3,000,000                2,427,150

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Capistrano Unified School District (Ladera)

   5.75%, 9/1/2029                                                                            4,000,000                3,975,040

Castaic Lake Water Agency, COP, Revenue

  (Water System Improvement Project)

   Zero Coupon, 8/1/2027                                                                     10,000,000                2,538,100

Central Joint Powers Health Financing Authority, COP

   (Community Hospitals of Central California) 6%, 2/1/2030                                   1,000,000                1,036,950

Contra Costa County, Mortgage Revenue (Cedar Pointe)

   6.15%, 9/1/2025 (Insured; FHA)                                                             2,955,000                3,072,609

Contra Costa County Public Finance Authority, Tax

   Allocation Revenue (Pleasant Hill ) 5.45%, 8/1/2028                                        3,000,000                2,973,450

Del Mar Race Track Authority, Revenue 6.20%, 8/15/2011                                        2,000,000                2,157,140

Fremont Union High School District:

   5.25%, 9/1/2022 (Insured; FGIC)                                                            3,400,000                3,513,628

   5.25%, 9/1/2023 (Insured; FGIC)                                                            4,000,000                4,124,880

Fontana Redevelopment Agency, Tax Allocation

  (Jurupa Hills Redevelopment Project)

   5.50%, 10/1/2019                                                                           3,500,000                3,557,750

Foothill/Eastern Transportation Corridor Agency,

  Toll Road Revenue

   Zero Coupon, 1/1/2028                                                                     24,000,000                6,115,920

Inglewood Redevelopment Agency, Tax Allocation Revenue

   (Merged Redevelopment) 5.25%, 5/1/2023 (Insured; AMBAC)                                    2,510,000                2,665,921

Loma Linda, HR (Loma Linda University Medical

   Center Project) 6%, 12/1/2023                                                              2,900,000                2,611,508

Los Angeles Community College District

   5.50%, 8/1/2015 (Insured; MBIA)                                                            5,000,000                5,483,350

Northern California Power Agency, Public Power Revenue

  (Hydroelectric Project Number 1)

   6.30%, 7/1/2018 (Insured; MBIA)                                                           20,400,000               24,365,964

Orange County Community Facilities District, Special Tax

   (Ladera Ranch) 6.25%, 8/15/2030                                                            1,600,000                1,642,528

Pomona Redevelopment Agency, Tax Allocation

   (West Holt Avenue) 5.50%, 5/1/2032                                                         3,000,000                2,902,470

Port Oakland, Special Facilities Revenue

  (Mitsui O.S.K. Lines Limited)

   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)                                            3,000,000                3,049,920

Rancho Cucamonga Redevelopment Agency

  (Tax Allocation Rancho Redevelopment)

   5.375%, 9/1/2025 (Insured; MBIA)                                                           5,485,000                5,738,133


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Sacramento City Financing Authority, Revenue:

   8.019%, 12/1/2013                                                                          2,335,000  (a,b)         2,858,460

   8.019%, 12/1/2014                                                                          2,000,000  (a,b)         2,411,380

Sacramento County (Community Facilities District No. 1)

   5.70%, 12/1/2020                                                                           2,250,000                2,250,225

Sacramento County Sanitation District
   Financing Authority, Revenue

   5.50%, 12/1/2016 (Insured; AMBAC)                                                          2,830,000                3,156,808

Sacramento Municipal Utility District, Electric Revenue

   9.245%, 11/15/2015                                                                         3,000,000  (a,b)         3,348,750

San Francisco City and County Airports Commission

  International Airport Revenue

   5.90%, 5/1/2026                                                                            9,385,000                9,800,005

San Joaquin Hills Transportation Corridor Agency

  Toll Road Revenue:

      Zero Coupon, 1/1/2010                                                                   5,000,000                3,592,050

      Zero Coupon, 1/15/2032 (Insured; MBIA)                                                 10,000,000                1,987,300

San Marcos Public Facilities Authority, Revenue

   (Public Improvement-Civic Center) 6.20%, 8/1/2022                                          3,000,000                3,014,940

Santa Clara Redevelopment Agency, Tax Allocation

   (Bayshore North Project) 5.25%, 6/1/2018                                                   2,865,000                2,990,115

Southern California Home Finance Authority, SFMR

   6.90%, 10/1/2024 (Collateralized: FNMA and GNMA)                                           1,015,000                1,037,675

Stockton, Health Facilities Revenue

   (Dameron Hospital Association) 5.70%, 12/1/2014                                            1,000,000                1,021,250

Turlock, COP, Health Facilities Revenue

   (Emanuel Medical Center, Inc.) 5.75%, 10/15/2023                                           6,000,000                5,987,880

West Covina Redevelopment Agency, Special Tax

  (Community Facilities District - Fashion Plaza):

      6%, 9/1/2017                                                                            6,000,000                6,798,540

      6%, 9/1/2022                                                                            8,325,000                9,438,136

Yolo County Housing Authority, Mortgage Revenue

  (Walnut Park Apartments)

   7.20%, 8/1/2033 (Insured; FHA)                                                             4,150,000                4,325,047

U. S. RELATED--5.9%

Puerto Rico Commonwealth, Public Improvement

   5.25%, 7/1/2017                                                                            3,000,000                3,235,920

Puerto Rico Commonwealth Highway &

  Transportation Authority, Transportation Revenue

   6%, 7/1/2039                                                                               2,000,000                2,220,120

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Commonwealth Infrastructure

  Financing Authority:

      5.375%, 10/1/2024                                                                       3,750,000                3,903,112

      5.50%, 10/1/2040                                                                        5,000,000                5,241,100

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $210,587,021)                                                                                               224,687,484
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--6.6%
------------------------------------------------------------------------------------------------------------------------------------

California Housing Finance Agency, MFHR, VRDN

   2.45%                                                                                      9,000,000  (c)           9,000,000

California Statewide Community Development, COP, VRDN

   (House Ear Institute) 2.60% (LOC; Morgan Guaranty)                                         1,600,000  (c)           1,600,000

Irvine Ranch Water District, VRDN

   2.45% (LOC: Commerzbank Aktiengesellschaft)                                                4,000,000  (c)           4,000,000

Los Angeles, Multifamily Revenue, VRDN

   2.55%                                                                                      2,000,000  (c)           2,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $16,600,000)                                                                                                 16,600,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $227,187,021)                                                             96.7%              241,287,484

CASH AND RECEIVABLES (NET)                                                                         3.3%                8,132,551

NET ASSETS                                                                                       100.0%              249,420,035


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty
                             Insurance Company

FHA                       Federal Housing Administration

FNMA                      Federal National
                             Mortgage Association

FSA                       Financial Security Assurance

GNMA                      Government National

                             Mortgage Association

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond
                             Investors Assurance
                             Insurance Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              50.0

AA                               Aa                              AA                                               10.4

A                                A                               A                                                12.7

BBB                              Baa                             BBB                                              11.3

BB                               Ba                              BB                                                3.4

F-1+ & F-1                       MIG1, VMIG1 & P1                SP1 & A1                                          6.9

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     5.3

                                                                                                                 100.0


(A) INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2001, THESE SECURITIES AMOUNTED TO $17,127,122 OR 6.9% OF NET ASSETS.

(C) SECURITIES PAYABLE ON DEMAND. THE INTEREST RATE, WHICH IS SUBJECT TO CHANGE, IS BASED UPON BANK PRIME RATES OR AN INDEX OF MARKET INTEREST RATES.

(D) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           227,187,021   241,287,484

Cash                                                                    486,685

Receivable for investment securities sold                             4,496,350

Interest receivable                                                   3,333,120

Receivable for shares of Common Stock subscribed                            158

Prepaid expenses                                                          7,507

                                                                    249,611,304
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           135,211

Accrued expenses                                                         56,058

                                                                        191,269
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      249,420,035
--------------------------------------------------------------------------------


COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     238,791,628

Accumulated undistributed investment income--net                         63,625

Accumulated net realized gain (loss) on investments                 (3,535,681)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             14,100,463
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      249,420,035
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      18,788,436

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.28

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     13,727,833

EXPENSES:

Management fee--Note 3(a)                                            1,470,006

Shareholder servicing costs--Note 3(b)                                 209,612

Professional fees                                                       39,517

Custodian fees                                                          27,199

Prospectus and shareholders' reports                                    11,624

Registration fees                                                        9,024

Directors' fees and expenses--Note 3(c)                                  7,436

Loan commitment fees--Note 2                                             2,661

Miscellaneous                                                           13,292

TOTAL EXPENSES                                                       1,790,371

INVESTMENT INCOME--NET                                              11,937,462
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,179,780

Net unrealized appreciation (depreciation) on investments            8,005,074

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              10,184,854

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                22,122,316

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                            ------------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,937,462          12,516,001

Net realized gain (loss) on investments         2,179,780          (5,720,057)

Net unrealized appreciation (depreciation)
   on investments                               8,005,074           8,530,646

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   22,122,316          15,326,590
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (11,906,470)         (12,483,368)

Net realized gain on investments                  (3,795)          (1,076,586)

TOTAL DIVIDENDS                              (11,910,265)         (13,559,954)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  35,305,481          30,430,619

Dividends reinvested                            8,317,162           9,379,434

Cost of shares redeemed                       (41,180,019)        (63,397,504)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   2,442,624         (23,587,451)

TOTAL INCREASE (DECREASE) IN NET ASSETS        12,654,675         (21,820,815)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           236,765,360          258,586,175

END OF PERIOD                                 249,420,035          236,765,360

Undistributed investment income--net               63,625               32,633
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,693,243            2,477,659

Shares issued for dividends reinvested            634,151              760,931

Shares redeemed                                (3,133,836)          (5,149,965)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     193,558           (1,911,375)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended September 30,
                                                                 -------------------------------------------------------------------

                                                                 2001           2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.73          12.61          13.91          13.51         13.35

Investment Operations:

Investment income--net                                            .64            .65            .65            .67           .69

Net realized and unrealized
   gain (loss) on investments                                     .55            .17          (1.13)           .48           .41

Total from Investment Operations                                 1.19            .82           (.48)          1.15          1.10

Distributions:

Dividends from investment income--net                            (.64)          (.65)          (.65)          (.68)         (.70)

Dividends from net realized gain
   on investments                                                (.00)(a)       (.05)          (.17)          (.07)         (.24)

Total Distributions                                              (.64)          (.70)          (.82)          (.75)         (.94)

Net asset value, end of period                                  13.28          12.73          12.61          13.91         13.51
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 9.43           6.83          (3.62)          8.76          8.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .73            .77            .78            .77           .76

Ratio of net investment income
   to average net assets                                         4.87           5.25           4.85           4.91          5.15

Portfolio Turnover Rate                                         29.83          47.12          51.80          63.60         90.03
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         249,420        236,765        258,586        296,010       291,545

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General California Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the fund securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such
securities    are

primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective October 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,583,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. If not applied, $1,715,000 of the carryover expires in fiscal 2008 and $1,868,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2001, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2001, the fund was charged $109,460 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2001, the fund was charged $70,157 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and a fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including on redemptions made through the use of the fund' s exchange privilege. During the period ended September 30, 2001, redemption fees charged and retained by the fund amounted to $680.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2001, amounted to $70,312,170 and $90,100,093, respectively.

At September 30, 2001, accumulated net unrealized appreciation on investments was $14,100,463, consisting of $18,544,118 gross unrealized appreciation and $4,443,655 gross unrealized depreciation.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

General California Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of General California Municipal Bond Fund, Inc., including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General California Municipal Bond Fund, Inc. at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with auditing standards generally accepted in the United States.


New York, New York

November 6, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended September 30, 2001:

--all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are California residents, California personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.


NOTES

                                                           For More Information

                        General California Municipal

                        Bond Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9263

                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  131AR0901